UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report: March 1, 2006

GABRIEL TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

000-23415

22-3062052

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(State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification No.)

4538 S. 140th Street

Omaha, Nebraska 68137

 (Address of Principal Executive Offices) (Zip Code)

_____________________________________________

(Former Address of Principal Executive Offices (Zip Code)

(402) 614-0258

(Registrant's telephone number, including area code)

_________________________________________________

(Former Name or Former address, if changed since Last Report)

ITEM 7.01

REGULATION FD DISCLOSURE

On February 28, 2006, Registrant announced that full deployment of its custom proprietary locking system with the U.S. Navy will begin on April 1, 2006.

The Department of the Navy has placed an order with Gabriel Technologies for a custom-built locking system. The specially designed locking system secures various types of shipping containers with a single locking design and reduces the potential of security errors when using multiple non-proprietary locks, keys and cables.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

99.1

News Release issued by the Registrant on February 28, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GABRIEL TECHNOLOGIES CORPORATION

Date:  March 1, 2006

By:

/s/   Keith R. Feilmeier

Keith R. Feilmeier, Chairman, President and

Chief Executive Officer